SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             -----------------------
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported): April 24, 2003
                             -----------------------

                                    Castelle

             (Exact Name of Registrant as Specified in Its Charter)



                                   California

                 (State or Other Jurisdiction of Incorporation)



               000-22020                                77-0164056

        (Commission File Number)            (IRS Employer Identification No.)


            855 Jarvis Drive
                 Suite 100
        Morgan Hill, California                            95037

(Address of Principal Executive Offices)                 (Zip Code)



                                 (408) 852-8000

              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

         (c)
         Exhibits
          The following exhibits are filed herewith:

  Exhibit                     Description
  Number


    99.1                      Text of press release issued by Castelle dated
                              April 24, 2003.


Item 9. Information Being Furnished Under Item 12

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On April 24, 2003, Castelle issued a press release regarding its financial results for its first fiscal quarter ended March 31, 2003. A copy of Castelle's press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 28, 2003

                                             Castelle



                                        By:  /s/ Paul W. Cheng

                                             Paul W. Cheng

                                             Vice President, Chief Financial
                                             Officer and Secretary






                                  EXHIBIT INDEX

       Exhibit
       Number                     Description
       ------                     -----------

        99.1                      Text of press release issued by Castelle dated
                                  April 24, 2003.







                                       3